Exhibit 10.2

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED LEASE AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED LEASE AGREEMENT (this “Amendment”) is made and entered into as of October 31, 2005 by and among each of the parties identified on the signature page hereof as landlord, as landlord (collectively, “Landlord”), and FIVE STAR QUALITY CARE TRUST, a Maryland business trust, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Second Amended and Restated Lease Agreement, dated as of November 19, 2004, as amended by that certain First Amendment of Lease dated as of May 17, 2005 and that certain Second Amendment to Second Amended and Restated Lease Agreement dated as of June 3, 2005 (as so amended, the “Consolidated Lease”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in the Consolidated Lease), all as more particularly described in the Consolidated Lease; and

WHEREAS, SNH/LTA Properties Trust has acquired certain real property and related improvements located on land in Allegheny County and Beaver County, Pennsylvania, as more particularly described on Exhibits A-83 through A-88 attached hereto (collectively, the “Third Amendment Property”); and

WHEREAS, SNH/LTA Properties Trust, the other entities comprising Landlord and Tenant wish to amend the Consolidated Lease to include the Third Amendment Property;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.             Effective as of the date hereof, Exhibits A-83 through A-88 are hereby inserted into the Consolidated Lease as Exhibits A-83 through A-88.

2.             Effective as of the date hereof, the definition of “Additional Properties” set forth in Section 1.2 of the Consolidated Lease is hereby amended by deleting the existing definition and replacing it with the following definition:

“Additional Properties” shall mean, collectively, (i) the Properties described in Exhibits A-30 and A-68 through A-88 hereof, and (ii) the LTA GMAC Leased Property.

3.             The definition of “Existing Properties” set forth in Section 1.33 of the Consolidated Lease is hereby amended by deleting the existing definition and replacing it with the following definition:

“Existing Properties” shall mean the Properties described in Exhibits A-1 through A-29 and A-31 through A-67 hereof.

4.             Effective as of the date hereof, the definition of “Minimum Rent” set forth in Section 1.69 of the Consolidated Lease is hereby amended by deleting the existing definition and replacing it with the following definition:

“Minimum Rent” shall mean the sum of Thirty-One Million Nine Hundred One Thousand Six Hundred Fifty-Two Dollars ($31,901,652) per annum.

5.             Effective as of the date hereof, Section 2.1 of the Consolidated Lease is hereby amended by deleting subsection (a) in its entirety and replacing it with the following:

(a)  those certain tracts, pieces and parcels of land, as more particularly described in Exhibits A-1 through A-88, attached hereto and made a part hereof (the “Land”);

6.             Section 12.1(m) of the Consolidated Lease is hereby amended by deleting it in its entirety and inserting the words “[INTENTIONALLY DELETED]” in its place.

7.             Effective as of the date hereof, Tenant shall pay all Additional Rent and Additional Charges related to the Third Amendment Property (which constitute Additional Property) in accordance with the provisions of the Consolidated Lease.

8.             As amended hereby, the Consolidated Lease is hereby ratified and confirmed.

[Signature Page Follows.]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first set forth above.

LANDLORD:

ELLICOTT CITY LAND I LLC, ELLICOTT
CITY LAND II LLC, HRES2 PROPERTIES
TRUST, SNH CHS PROPERTIES TRUST,
SPTIHS PROPERTIES TRUST, SPT-
MICHIGAN TRUST, SPTMNR PROPERTIES
TRUST, SNH/LTA PROPERTIES TRUST
and SNH/LTA PROPERTIES GA LLC

By:	/s/ John R. Hoadley
John R. Hoadley
Treasurer of each of the foregoing entities

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
Treasurer, Chief Financial Officer and Assistant Secretary

OMITTED EXHIBITS

The following exhibits to the Third Amendment to Second Amended and Restated Lease Agreement have been omitted:

EXHIBITS	EXHIBIT TITLE

EXHIBIT A-83	FRANCISCAN MANOR PROPERTY
EXHIBIT A-84	MOUNT VERNON OF ELIZABETH PROPERTY
EXHIBIT A-85	MOUNT VERNON OF SOUTH PARK PROPERTY
EXHIBIT A-86	OVERLOOK GREEN PROPERTY
EXHIBIT A-87	RIDGEPOINTE PROPERTY
EXHIBIT A-88	ROLLING HILLS MANOR PROPERTY

The Registrant agrees to furnish supplementally a copy of the foregoing omitted exhibits to the Securities and Exchange Commission upon request.